Exhibit 10.1

AMENDMENT NO. 3 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of February 27, 2009 (this “Amendment”), is entered into by and among:

(a) RPM Funding Corporation, a Delaware corporation (“Seller”),

(b) RPM International Inc., a Delaware corporation (“RPM-Delaware”), as initial Servicer,

(c) Victory Receivables Corporation, a Delaware corporation (“Victory” or a “Conduit”), and Variable Funding Capital Company LLC, a Delaware limited liability company (“VFCC” or a “Conduit”),

(d) The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (as successor in interest to The Bank of Tokyo-Mitsubishi UFJ, Ltd., Chicago Branch) and its assigns (together with Victory, the “Victory Group”), and Wachovia Bank, National Association (together with VFCC, the “VFCC Group”),

(e) The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as agent for the Victory Group (in such capacity, a “Co-Agent”), and Wachovia Bank, National Association, as agent for the VFCC Group (in such capacity, a “Co-Agent”), and

(f) Wachovia Bank, National Association, as administrative agent for the Victory Group, the VFCC Group and each Co-Agent (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with each of the Co-Agents, the “Agents”), and pertains to that certain Amended and Restated Receivables Purchase Agreement dated as of May 10, 2006 among the parties hereto (as heretofore and hereby amended, the “Agreement”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Agreement.

PRELIMINARY STATEMENT

Seller wishes to amend the Agreement as hereinafter set forth, and the Agents and the Purchasers are willing to agree to such amendments on the terms and subject to the conditions set forth in this Amendment.

Section 1. Amendments.

(a) Section 9.1(h)(ii) of the Agreement is hereby amended and restated in its entirety to read as follows:

(ii) the average of the Delinquency Ratios for the three months then most recently ended shall exceed 3.00%; or

(b) Each reference in the Agreement to “The Bank of Tokyo-Mitsubishi UFJ, Ltd., Chicago Branch” is hereby replaced with a reference to “The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch”.

Section 2. Representations and Warranties. In order to induce the Agents and the Purchasers to enter into this Amendment, Seller hereby represents and warrants to the Agents and the Purchasers, as of the date hereof, that (a) the execution and delivery by Seller of this Amendment are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part, (b) this Amendment has been duly executed and delivered by Seller, (c) no event has occurred and is continuing that will constitute an Amortization Event or a Potential Amortization Event, and (d) each of Seller’s representations and warranties set forth in Section 5.1 of the Agreement (other than Section 5.1(m) thereof) is true and correct on and as of the date hereof as though made on and as of the date hereof.

Section 3. Effectiveness. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) receipt by the Administrative Agent of counterparts hereof, duly executed by each of the parties hereto; and

(b) receipt by each Co-Agent of a fully earned and non-refundable fee in an amount equal to 0.075% on the Commitment for the Liquidity Banks in their respective Groups, payable in U.S. dollars in immediately available funds.

Section 4. Bankruptcy Petition. With respect to each Conduit, each of the other parties hereto hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of such Conduit, it will not institute against, or join any other Person in instituting against, such Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

Section 5. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

Section 6. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE OTHER TRANSACTION DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

Section 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof via facsimile or electronic mail of an executed .pdf copy thereof shall, to the fullest extent permitted by applicable law, have the same force and effect and delivery of an originally executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

RPM FUNDING CORPORATION, as Seller

By: /s/ Keith R. Smiley
Name: Keith R. Smiley
Title: Vice President & Treasurer

RPM INTERNATIONAL INC., as Servicer

By: /s/ P. Kelly Tompkins
Name: P. Kelly Tompkins
Title: Executive Vice President — Administration,
Chief Financial Officer and Assistant Secretary

VICTORY RECEIVABLES CORPORATION

By:/s/ Louise E. Colby
Name: Louise E. Colby
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Victory Agent

By:/s/ Aditya Reddy
Name: Aditya Reddy
Title: VP and Manager

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By: /s/ Christine L. Howatt
Name: Christine Howatt
Title: Authorized Signatory

VARIABLE FUNDING CAPITAL COMPANY LLC

By: Wachovia Capital Markets, LLC, attorney-in fact

By: /s/ Haojin Wu
Name: Haojin Wu
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, individually, as VFCC Agent and as
Administrative Agent

By:/s/ Michael J. Landry
Name: Michael J. Landry
Title: Vice President